AZZ Inc. Strategy and Governance Update February 6, 2024

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Disclaimers Cautionary Statements Regarding Forward Looking Statements — Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as "may," "could," "should," "expects," "plans," "will," "might," "would," "projects," "currently," "intends," "outlook," "forecasts," "targets," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial, and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Forward-looking statements speak only as of the date they are made and are subject to risks that could cause them to differ materially from actual results. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the construction markets, the industrial markets, and the metal coatings markets. We could also experience additional increases in labor costs, components and raw materials including zinc and natural gas, which are used in our hot- dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition opportunities; an increase in our debt leverage and/or interest rates on our debt, of which a significant portion is tied to variable interest rates; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility, including a prolonged economic downturn or macroeconomic conditions such as inflation or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business, including in Part I, Item 1A. Risk Factors, in AZZ's Annual Report on Form 10-K for the fiscal year ended February 28, 2023, and other filings with the SEC, available for viewing on AZZ's website at www.azz.com and on the SEC's website at www.sec.gov. You are urged to consider these factors carefully when evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP – Regulation G Disclosures — In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA and Adjusted EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. 2

STRATEGY AND GOVERNANCE PRESENTATION 3 57% 43% AZZ Snapshot (NYSE: AZZ) Sales EBITDA3 AZZ is North America’s leading independent post- fabrication hot-dip galvanizing & coil coating solutions company with #1 positions in both markets Precoat Metals Metal Coatings (1) 41 galvanizing locations and 6 surface technologies locations; 1 tubular products location (2) Sales and Adjusted EBITDA based on results for last twelve months, ending November 30, 2023 (3) Adjusted EBITDA excludes corporate costs (4) Market Cap as of January 30, 2024 FORT WORTH, TEXAS Headquarters: 3,900 Employees: Metal Coatings locations1: 48 Coil Coating Locations: 13 1 $1.5B2 Sales $349M2,3 Adj. EBITDA 23.2% Adj. EBITDA Margin $1.5B4 Market Cap 45% 55%

STRATEGY AND GOVERNANCE PRESENTATION 4 4 AZZ’s Strategic Journey 2013-2018 Optimized Legacy Footprint • Improved capabilities and profitability of Metal Coatings • Combined Electrical and Industrial assets into one operating segment (infrastructure Solutions) 2019-2023 Strategic Transformation – Positioning for the future • Divested nuclear related businesses • Divested majority stake (60%) of non-core Infrastructure Solutions segment to a joint venture • Acquired Precoat Metals • Returned $79 million to shareholders through stock repurchases FY2021-FY2022 • Reduced leverage from 4.2X to 3.1X 2024 + Focused Metal Coatings Company • Investing in our future - New aluminum coil coating facility; on-budget and on–track for full production in FY 2026 • Driving operational excellence with ESG focus • Expanding use of customer-centric technology (DGS and Coil Zone) • Capturing opportunities associated with long- term growth drivers in end markets • Strategic acquisitions to support growth • Reducing debt with leverage range of 2.5-3.0X $571 $810 $1,500 $2,000+ Sales, in millions

STRATEGY AND GOVERNANCE UPDATE PRESENTATION We Value Our Dedicated Employees by fully training and equipping them, and providing a safe environment to grow personally, professionally and spiritually We Value Our Customers by reliably providing high- quality products and solutions with outstanding customer service We Value Our Shareholders by striving to consistently provide solid returns above our peer group and above all industrial indices 4

STRATEGY AND GOVERNANCE PRESENTATION 6 6 Our Leading Segments Operating Segment Production Route Value-Added Capabilities Market Size, Share and Position2 5-Year Historical EBITDA Performance ($ in millions) Metal Coatings Precoat Metals Batch Processing Continuous Processing Hot-Dip Galvanizing Spin Galvanizing Powder Coating Plating Anodizing Coil Coating Slitting Embossing Shape Correction Blanking $2.3B $3.7B ~$28% share; #1 market position ~23% share; #1 market position $115 $139 $123 $159 $189 193 FY 2019 FY2020 FY2021 FY2022 FY2023 LTM (Nov) $120 $156 EBITDA FY 2019 FY2020 FY2021 FY2022 FY2023 LTM (Nov) Production Input Fabricated Steel Steel & Aluminum Coil Sales $651 million1 Sales $856 million1 (1) Sales based on LTM ended November 30, 2023 (2) Management estimates based on data from the American Galvanizing Association and National Coat Coaters Association Acquired May 2022 Value-added tolling model limits risk and exposure to metal price fluctuation COVID

STRATEGY AND GOVERNANCE PRESENTATION 7 Tom Ferguson President and Chief Executive Officer Philip Schlom Chief Financial Officer David Nark SVP of Marketing, Communications and Investor Relations Matt Emery Chief Information and Human Resources Officer Tara Mackey Chief Legal Officer Chris Bacius Vice President Business Development Kurt Russell President & COO Precoat Metals Bryan Stovall President & COO Metal Coatings Our Mission Create superior value in a culture where people can grow and TRAITS matter. We are diverse, collaborative, and service-minded, operating in a culture of TRAITS…Trust, Respect, Accountability, Integrity, Teamwork, and Sustainability Leadership Highlights +200 years of combined industry experience Senior corporate leadership has tenure and a strong track record of success Proven industry leaders at respective coatings businesses Executed and integrated multiple acquisitions, including transformational M&A Mission-Driven, Experienced Management Team 13 Tiffany Moseley Chief Accounting Officer

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Strategic and Financial Initiatives to Enhance Shareholder Value Metal Coatings ■ #1 in post-fabrication hot-dip galvanizing1 ■ Strategic plant network of 41 hot-dip galvanizing locations and 6 surface technology locations with superior customer service ■ Highly attractive margins and returns ■ Pipeline of synergistic Metal Coatings acquisitions in North America ■ Resilient performance through economic cycles Precoat Metals Capital Allocation ■ #1 in pre-fabrication coil coating1 ■ Strategic plant network of 13 locations with deep customer relationships ■ Drive cost and margin improvement ■ Expanding capacity to meet industry demand with new greenfield facility in Washington, Missouri ■ Resilient performance through economic cycles ■ Deploying capital to high ROIC investments ■ Reducing Leverage – Target net leverage ratio of 3.0x in calendar 2024 ■ Currently committed to sustaining dividends ■ Acquisitions currently deferred to focus on debt reduction Focus on Driving Profitable Growth Completed Strategic Acquisition (May 2022) Increased Returns to Shareholders ■ Divested majority stake (60%) in low performing and low value creation business on 9/30/22 Infrastructure Solutions 8(1) Management estimates based on data from the American Galvanizing Association and National Coat Coaters Association

9 STRATEGY AND GOVERNANCE PRESENTATION Acquisitions ◼ Deferred Return Capital ◼ Committed to sustaining dividends Deploying Capital on High ROIC Investments ◼ Organic growth ◼ Strategic customer partnerships ◼ Productivity Reduce Leverage ◼ At or below 3.0x leverage in calendar 2024 19 Our Capital Allocation Priorities

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Corporate Governance Board Independence ■ Independent Board (9 of 10 directors) ■ Independent Board Chair ■ All Board Committees comprised of independent directors ■ Regular executive sessions of independent directors Board Practices Board Accountability ■ Annual Board and committee self- evaluations ■ Ongoing commitment to Board refreshment and diversity ■ Strategic planning and risk oversight by full Board and the Audit Committee ■ Corporate ESG practices and policies oversight by Nominating and Corporate Governance Committee ■ Orientation program for new directors and continuing education for all directors ■ Annual election of all directors ■ Majority voting for directors ■ Shareholders have the right to call a special meeting (15%) ■ Shareholder engagement program with feedback incorporated into Board deliberations ■ Mandatory retirement at 75 years of age Stock Ownership / Compensation ■ Robust stock ownership guidelines for the Board and each executive officer ■ No hedging or pledging of Company securities ■ An Incentive Compensation Recovery Policy applicable to former and current executive officers and key employees. Our Board believes that strong corporate governance is a essential to the continued success of AZZ 10

AZZ
STRATEGY AND GOVERNANCE
UPDATE PRESENTATION

Our Board of Directors

Experienced leaders from a range of relevant backgrounds



Daniel Feehan
Chairman, FirstCash and AZZ

- Brings significant executive leadership experience with financial reporting, business controls, accounting and strategic planning expertise
- Former Chairman, President & CEO at Cash America



Thomas Ferguson
President & CEO AZZ

- Brings considerable global business and leadership experience with industry, strategic planning, growth and acquisition expertise
- Former Interim CEO at FlexSteel Pipeline Technologies



Daniel Berce
President & CEO, General Motors Financial Company

- Brings executive leadership experience with corporate governance, executive compensation, accounting and financial expertise
- Former CEO at AmeriCredit Corp



Paul Eisman
Former President & CEO, Alon USA Energy

- Brings extensive experience in leading refining production companies and retail business operations
- Former Executive Vice President of Refining and Marketing Operations at Frontier Oil Corporation



Clive Grannum
President of Performance Materials Materion Corporation

- Brings executive leadership experience with strategic M&A, global manufacturing, business development, process improvement, financial and transformational growth expertise
- Former Corporate Officer and President of Global Chlorinated Organics at Olin and President of Global Chlorinated Organics at Dow Chemical



Carol Jackson
Former President, CEO & Chairman, HarbisonWalker International

- Brings executive leadership with expertise in global business operations, industrial manufacturing, M&A and legal matters in addition to public Board experience in the steel and coatings industries
- Former Corporate Officer, VP and GM at Carpenter Technology Corporation



David Kaden
Managing Director Blackstone Tactical Opportunities

- Brings expertise in global business operations, M&A
- Current Managing Director at Blackstone Tactical Opportunities Group
- Former White House Director for International Economics on the National Security Council and National Economic Council



Venita McCellon-Allen
Former President & COO, Southwestern Electric Power Company

- Brings executive leadership experience with operations, corporate governance, external affairs, regulatory, M&A, talent development and executive compensation expertise
- Former Executive Vice President at AEP Utilities



Ed McGough
SVP of Global Manufacturing & Technical Operations, Alcon

- Brings executive leadership experience with global manufacturing, distribution, supply chain, digital technology and acquisition integration expertise
- Former VP of Manufacturing and Pharmaceutical Operations, Alcon



Steven Purvis
Former Principal of Luther King Capital Management

- Brings experience in analyzing corporate strategy and investment decisions across multiple industries with financial analytics expertise
- Former Trustee and Portfolio Manager of Luther King Capital Management

Independent Chairman

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STRATEGY AND GOVERNANCE UPDATE PRESENTATION Board Composition We have thoughtfully constructed our Board to advance our strategy Summary of Director Experience, Qualifications, Attributes and Skills Feehan Ferguson Berce Eisman Grannum Jackson Kaden McCellon- Allen McGough Purvis CEO / Senior Executive Leadership Experience ● ● ● ● ● ● ● ● ● ● Financial Expertise ● ● ● ● ● ● ● Manufacturing and Distribution Expertise ● ● ● ● ● ● Technological Expertise ● ● International Experience ● ● ● ● ● ● ● Strategic Planning and Oversight ● ● ● ● ● ● ● ● ● Corporate Governance ● ● ● ● ● ● ● ● ● ● Mergers and Acquisitions ● ● ● ● ● ● ● ● ● ● Digital Technology ● ● 12

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Board Commitment to Diversity We believe that diversity helps to support a high functioning Board Note: Data above reflects the status of the Board as of February 28, 2023, our last fiscal year-end 13

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Our Board’s Evaluation and Refreshment Process Process Overview Commitment to regular refreshment to evolve AZZ’s Board in line with its strategy Key Selection Criteria ■ Relevant industry knowledge and diversity of background and experience ■ Executive level experience ■ Strategic planning, capital markets and oversight ■ Diversity of race, ethnicity, gender, age, background and experience ■ Willingness to represent the best interests of shareholders and objectively challenge management’s performance ■ Extensive experience in mergers, acquisitions and integration ■ Financial and accounting expertise ■ Corporate Governance expertise Key Desired Skills Financial and Accounting Expertise CEO, CFO or Other Executive Level Experience Mergers and Acquisitions Experience Corporate Governance Experience Digital Technology General Knowledge of the Metal Coatings Solutions Industry and/or Manufacturing and Distribution Expertise Strategic Planning and Oversight Expertise ■ Robust Board evaluation and succession planning process ■ Regularly evaluate mix of Board attributes, skills and experiences in the context of our strategy and evolving industry and governance trends ■ Focus on director candidates who possess a multitude of skills, professional experiences and backgrounds aligned with our strategy ■ Prioritization of diverse backgrounds and perspectives Our Process in Action 3 New Independent Directors Added Since 2021 Clive Grannum President, Performance Materials Materion Corporation Carol Jackson Former President, CEO & Chair, HarbisonWalker International David Kaden Managing Director Blackstone Tactical Opportunities Group 14

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Board Committees and Risk Oversight Our approach to committee composition and responsibilities ■ Our Board has overall responsibility for the effective oversight of enterprise risk, whether financial, operational or strategic ■ The Board has delegated responsibility for oversight of certain risks to its committees who regularly meet and report to the full Board ■ Established robust internal processes and controls designed to allow management to effectively identify and mitigate risks and to timely communicate results to the Board Daniel Berce (C), Paul Eisman, Clive Grannum, David Kaden, Venita McCellon-Allen, Steven Purvis Audit Committee ■ Oversees robust internal processes and controls for identifying and managing risk, including comprehensive internal and external audit processes ■ Oversees the integrity of the financial statements and the independent auditor's qualifications and independence Compensation Committee ■ Oversees risks relating to the Company’s compensation philosophy and programs and any impact it may have on management risk taking ■ Monitors risks relating to management and organizational structure, as well as succession planning of executive officers and other key leadership personnel Nominating and Corporate Governance Committee ■ Oversees Board and Committee composition, Board compensation and the Company’s corporate governance principles and practices ■ Provides oversight of AZZ's environmental, social and governance policies and sustainability practices Risk Oversight by Executive Management ■ Management focusing on the day-to-day responsibility and management of risks, in the following select areas: Ed McGough (C), Daniel Berce, Daniel Feehan, Clive Grannum, Carol Jackson, Venita McCellon-Allen Carol Jackson (C), Daniel Feehan, Paul Eisman, Ed McGough, Steven Purvis OperationsGovernance Sustainability Cybersecurity Litigation Implementing Strategic Growth Initiatives Successful Integration of Acquisitions Financial Reporting Public Disclosure Compliance Programs 15

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Shareholder Engagement FY 2023 Maintaining an active dialogue with our shareholders is important to our commitment to deliver sustainable, long-term value Process Overview Our Chair and members of our executive management team regularly engage with shareholders on various topics and carefully considers the feedback received to take action when appropriate We have increased our shareholder engagement communications, enhanced the Company’s strategic content, and built stronger relationships with the investor community through our senior vice president of marketing, communications and investor relations The feedback we receive from our shareholders provides our Board and executive management team with insights into the material topics of importance to our shareholders 16

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Shareholder Engagement Key Engagement Topics Discussed with Shareholders Financial Performance and Deleveraging Board Oversight of Corporate Strategy and Risk Management Human Capital Management Sustainability, Corporate Responsibility and AZZ’s ESG Commitments Board Composition, Continuous Focus on Board Refreshment and Diversity Shareholder Engagement and Activism 17

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Prioritizing Corporate Responsibility and Sustainability Approach to Sustainability Committed to growing our business in a sustainable and socially responsible manner ■ Our sustainability framework is integrated into our overall business strategy through our focus areas of environmental stewardship, social responsibility and corporate governance ■ We strive to improve the efficiency of our operations, including increasing energy and resource efficiency, lowering greenhouse gas emissions, reducing water consumption, conserving natural resources and offering products and solutions with superior sustainability attributes that meet or exceed our customer’s needs ESG Oversight Structure ■ We strive to provide high quality products and solutions to our customers while maintaining compliance with environmental requirements and using raw materials in an environmentally conscious and sustainable manner Corporate GovernanceSocial ResponsibilityEnvironmental Stewardship Sustainability Framework Focus Areas ■ We believe that investing in our people, our communities and our business sustainably will drive long-term value for AZZ and its shareholders ■ The Nominating and Corporate Governance Committee provides Board-level oversight to the Sustainability Council, AZZ’s ESG policies and practices, and progress on AZZ’s ESG initiatives and targets. 18

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Recent ESG Highlights ✓ Published our third corporate sustainability report, covering fiscal year 2021, 2022 and 2023 and incorporated our new Precoat Metals segment into the report. ✓ Engaged a third-party consultant to assist AZZ in performing a materiality assessment on newly acquired Precoat Metals and further develop AZZ’s ESG strategy and near-term ESG priorities. ✓ Named in Newsweek’s List of America’s Most Responsible Companies in 2023 and 2024. ✓ Established several public and internal ESG targets for each of our identified material ESG topics. ✓ Began tracking green sales for FY2024 to further disclose AZZ’s role in the transition to a low carbon economy. ✓ Completed energy audits at three of our Metal Coatings facilities in partnership with the University of North Texas and DOE and one energy audit of our Precoat Metals facility in Houston, Texas with Texas A&M University and the DOE. Please refer to our website to view our most current Environmental, Social Responsibility and Governance Report 19

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Environmental Stewardship Committed to managing our business is an environmentally responsible manner and prioritizing the health and safety of our employees Meet or exceed all applicable environment, health and safety (“EHS”) regulations and company standards and continuously monitor and document our progress Environmental, Health and Safety Goals Continuously improve on our environmental performance by monitoring our progress against stated environment, health and safety and sustainability targets to promote energy efficiency and to protect and sustain the environment Train and equip our employees to identify and mitigate any hazards associated with their job Reduce our environmental footprint by minimizing emissions, energy and water usage and recycling materials where possible Closely monitor our chemical consumption and waste generation in order to efficiently utilize raw materials and minimize and recycle non-product outputs Focus on sourcing environmental solutions that will decrease AZZ’s footprint Contribute to the development and administration of technically and economically sound environmental standards and compliance procedures through seeking input from professional trade groups, regulatory agencies, citizens' organizations, subject matter experts, and our stakeholders Communicate our EHS performance and sustainability progress against our internal targets to our stakeholders Our Board oversees the management team’s environmental, healthy and safety (“EHS”) practices and programs as we execute on our goals and initiatives 20

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Commitment to Human Capital Management Our Culture Our employees are our greatest asset – our success is dependent on the expertise and engagement of all our people ■ AZZ understands the importance of employees who feel valued and united through shared beliefs and guiding principles ■ Our values shape our corporate culture, attract highly skilled employees and help them live and perform at their best ■ At AZZ, our employees’ well-being is a priority. We offer Market Place Chaplains, Employee Assistance Programs, health insurance and 401 (K) benefits to all employees ■ We take pride in offering incentives that recognize employee efforts and programs to help improve our employee’s quality of life ■ We established the AZZ Cares Foundation to provide financial assistance to our employees and their families when a personal emergency, disaster or personal hardship occurs ■ AZZ Alertline is available 24/7 in three languages to address concerns and increase accountability We are a diverse, collaborative and service-minded organization that operates in a culture of: Trust, Respect, Accountability, Integrity, Teamwork and Sustainability ■ We strive to incorporate continuous improvement in the health and safety of our facilities by establishing and monitoring our progress against our EHS and sustainability targets ■ We train and equip our employees to identify and mitigate hazards associated with their job ■ Our management teams oversee the implementation of training programs for operational safety and hazard reduction and regularly communicate EHS results to our employees Our Commitment to Health and Safety Our Commitment to Diversity and Inclusion ■ More than 51% of our employees are diverse, as reported to the Equal Employment Opportunity Commission on an annual basis ■ We embrace the diversity of our employees, customers, vendors, suppliers, stakeholders and consumers, including their unique backgrounds, experiences, creative solutions, skills and talents ■ We seek to continuously improve our hiring, development, advancement and retention of a diverse talent pool and increase our overall diversity representation 21

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Executive Compensation Philosophy and Design Compensation Aligned with Value Creation FY2023 Target Pay MixFY2023 Incentives Aligned with Strategic Plan 1. Adjusted EPS is a non-GAAP number and the FY2023 adjustments are specifically set forth and described in Appendix B, page B-1 of the FY2023 Proxy Statement that was filed with the SEC on May 30, 2023 and is also available on AZZ’s website at www.azz.com/financial-information/2023 Proxy Statement. Profitability Qualitative Contribution Shareholder Value Creation • 75% of our CEO’s annual incentive cash award for FY2023 was based on performance against target Adjusted EPS(1) • 25% of our CEO’s annual incentive cash award was based on the collective performance of the entire leadership team to achieve AZZ’s FY2023 financial targets and maintain its leading market position and value creation for its shareholders. • PSUs (50%) based on relative TSR at the end of a three-year performance cycle relative to our industry peer group • RSU’s (50%) have a prorated 3-year vesting period 22

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Our Path to Delivering Long-Term Shareholder Value Experienced Board is Advising on Strategy, Overseeing Risk and Supporting Long-Term Value Creation Completed Acquisition of Precoat Metals and Divestiture of Majority Stake in Infrastructure Solutions, and focusing on seamless integration of Precoat’s operating systems and internal controls Focusing on Driving Profitable Growth in both Metal Coatings and Precoat Metals Segments Targeting Increased Capital Returns to Shareholders Integrating Human Capital, Diversity and Environmental Initiatives into our Operations and Corporate Culture Ensuring Shareholder Engagement is embedded into developing and executing on AZZ’s Strategic Goals 23

Appendix and Additional Information

AZZ
STRATEGY AND GOVERNANCE
UPDATE PRESENTATION

Reconciliation of Segment Financials

Fiscal Year 2017 Segment

$(millions)	As Reported (a)	Adjustment		As Adjusted
Sales	863.5	(99.9)		763.6
Metal Coatings	375.5	(0.2)	(1)	375.4
Infrastructure Solutions	488.0	(99.7)	(2)	388.3
Operating Profit	98.9	(8.7)		90.2
Metal Coatings	79.0	1.1	(1)	80.2
Infrastructure Solutions	52.6	(9.8)	(2)	42.7
Corporate Expenses	(32.7)	-		(32.7)

(a) – Reported in conformity with US GAAP

(1) – Reflects impact of Galvabar divestiture (closed in July 2020)

(2) – Reflects impact of NLI and SMS divestitures (closed in February 2020 and October 2020, respectively)

Fiscal Year 2018 Segment

$(millions)	As Reported (a)	Adjustment		As Adjusted
Sales	810.4	(65.9)		744.5
Metal Coatings	389.4	(0.1)	(1)	389.3
Infrastructure Solutions	421.0	(65.9)	(2)	355.2
Operating Profit	48.2	10.3		58.5
Metal Coatings	84.3	1.7	(1)	86.1
Infrastructure Solutions	(1.8)	8.5	(3)	6.8
Corporate Expenses	(34.3)	-		(34.3)

(a) – Reported in conformity with US GAAP

(1) – Reflects impact of Galvabar divestiture (closed in July 2020)

(2) – Reflects impact of NLI and SMS divestitures (closed in February 2020 and October 2020, respectively) and a $3.8M one-time adjustment in the electrical platform

(3) – Reflects ($5.4M) impact of NLI and SMS divestitures and add back of $5.3M non-recurring expenses in electrical platform and $8.6M in industrial platform

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STRATEGY AND GOVERNANCE UPDATE PRESENTATION Reconciliation of Segment Financials (Continued) Fiscal Year 2019 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 927.1 (71.3) 855.8 Metal Coatings 440.3 (0.7) (1) 439.5 Infrastructure Solutions 486.8 (70.6) (2) 416.2 Operating Profit 77.0 0.5 77.4 Metal Coatings 83.6 2.4 (1) 86.0 Infrastructure Solutions 31.3 (1.9) (2) 29.4 Corporate Expenses (38.0) - (38.0) Fiscal Year 2020 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 1,061.8 (74.9) 986.9 Metal Coatings 499.0 (2.8) (1) 496.1 Infrastructure Solutions 562.8 (72.1) (2) 490.7 Operating Profit 79.3 16.4 95.8 Metal Coatings 107.9 2.7 (1) 110.6 Infrastructure Solutions 32.8 (4.9) (2) 28.0 Corporate Expenses (42.8) - (42.8) Loss of Disposal of Business (18.6) 18.6 (3) - (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in July 2020) (2) – Reflects impact of NLI and SMS divestitures (closed in February 2020 and October 2020, respectively) (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in July 2020) (2) – Reflects impact of NLI and SMS divestitures (closed in February 2020 and October 2020, respectively) (3) – Reflects add back related to loss on sale of NLI 26

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Reconciliation of Segment Financials (Continued) (a) – Reported in conformity with US GAAP (1) – Reflects impact of Galvabar divestiture (closed in July 2020) and related restructuring and impairment charges (2) – Reflects impact of NLI and SMS divestitures (closed in February 2020 and October 2020, respectively) and related restructuring and impairment charges Fiscal Year 2021 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 838.9 (19.8) 819.1 Metal Coatings 457.8 (0.9) (1) 456.9 Infrastructure Solutions 381.1 (18.9) (2) 362.2 Operating Profit 61.6 22.5 84.1 Metal Coatings 95.9 11.6 (1) 107.5 Infrastructure Solutions 6.5 10.9 (2) 17.4 Corporate Expenses (40.8) - (40.8) 27 Fiscal Year 2022 Segment $(millions) As Reported (a) Adjustment As Adjusted Sales 902.7 - 902.7 Metal Coatings 519.0 - 519.0 Infrastructure Solutions 383.7 - 383.7 Operating Profit 111.5 1.8 113.3 Metal Coatings 127.3 - 127.3 Infrastructure Solutions 33.7 1.8 (1) 35.5 Corporate Expenses (49.5) - (49.5) (a) – Reported in conformity with US GAAP (1) – Reflects a reversal of a portion of the previously recognized impairment charges

STRATEGY AND GOVERNANCE UPDATE PRESENTATION Reconciliation of Segment Financials (Continued) (a) Reported in conformity with US GAAP (b) Corporate adjustments related to acquisition addback 27 Fiscal Year 2023 Segment (in millions) As Reported(a) Adjustment As Adjusted Sales Metal Coatings 637.0 - 637.0 Precoat Metals 686.7 - 686.7 Operating Income Metal Coatings 156.0 - 156.0 Precoat Metals 79.5 - 79.5 Corporate Expenses(b) (61.8) 15.3 (46.5)

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